SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  _____________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED)          MARCH  13, 2000
                                                       -------------------------

                                  YP.NET.INC
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


    NEVADA                         0-24217                          85-026668
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(STATE  OR  OTHER                (COMMISSION                   (IRS  EMPLOYER
   JURISDICTION                  FILE  NUMBER)              IDENTIFICATION  NO.)
 OF  INCORPORATION)

     4840  EAST  JASMINE  STREET,  SUITE  110,  MESA,  ARIZONA           85205
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(ADDRESS  OF PRINCIPAL EXECUTIVE OFFICES)                             (ZIP CODE)


REGISTRANT'S  TELEPHONE  NUMBER,  INCLUDING  AREA  CODE          (480)  654-9646
                                                       -------------------------

                                     N/A
--------------------------------------------------------------------------------
        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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     Item  4.  Changes  in  Registrant's  Certifying  Accountant

     On March 9, 2000, McGladrey & Pullen, LLP, confirmed in a letter to Registrant that the client-auditor relationship "has ceased." This results From Registrant's prior notification to McGladrey & Pullen, LLP. on or about March 8, 2000, dismissing the auditor. There were no disagreements with Registrant's auditor prior to or at the time of dismissal.

      McGladrey & Pullen was originally retained on or about Dec 6, 1999, to Perform Registrant's September 30, 1999, fiscal year audit at which time the auditor's estimated costs were $150,000 which was paid in full.

     Registrant's previous audit or the fiscal year ended Sept 30, 1998, had Been performed by Singer Lewak Greenbaum & Goldstein, LLP, without incident. McGladrey & Pullen, LLP was thereafter retained in due course as Registrant's auditor to prepare year end financial statements for inclusion in Registrant's Form-10-KSB Annual Report for the fiscal year ended September 30, 1999.

     On or about January 7, 1999, McGladrey & Pullen, LLP, required that an additional $150,000 be paid to the auditor to complete Registrant's 1999 audit although the auditor not as yet rendered a trial balance for Registrant's consideration.

     On or about February 15, 2000, McGladrey & Pullen, LLP, indicated to Registrant verbally and in writing that certain specific accounting misstatements had appeared in a report previously filed by Registrant with the SEC. Upon learning of the nature of the misstatements, and after verifying same, on or about February 21, 2000, Registrant filed Form 8-K with the SEC disclosing the nature and extent of the prior misstatements, as to which there was no management disagreement.


     On or about March 2, 2000, McGladrey & Pullen, LLP, had not yet presented a trial balance to Registrant, but required Registrant to pay an additional sum of $32,463 for professional services previously performed, over and above the $300,000 previously paid by Registrant. At that time McGladrey & Pullen, LLP, also estimated that significant additional charges would accrue to complete the audit.

     No opinion, adverse or otherwise, has been given by Registrant's auditors, as no report has been created by Registrant's auditors to date. There have been no disagreements with Registrant's auditors as to the scope of the audit undertaken or as to any financial statement disclosures suggested by the auditor and Registrant's Board of Directors has affirmatively instructed McGladrey & Pullen, LLP, to respond fully to any inquiries received from the independent Auditor selected by Registrant to succeed McGladrey & Pullen, LLP. The decision to terminate McGladrey & Pullen, LLP as Registrant's auditor was made by Registrant's Audit Committee and affirmed by Registrant's Board of Directors.

     Registrant   is   presently  seeking  to   retain an independent auditor to
Replace McGladrey & Pullen, LLP, and to prepare its financial statements for the fiscal year ended September 30, 1999.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   YP.Net.Inc.


Date:     March  14,  2000                  By:    /s/  Angelo  Tullo
     ------------------------------              ------------------------------
                                                        Angelo  Tullo, Chairman


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